UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Annual report 7|31|13

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	54

About the Trustees	55

Officers	57

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today, the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise'. When the market is strong, rather than get caught up in the rally, I try to be disciplined about selling companies that have discounted their growth outlook."

Nick C. Thakore
Portfolio Manager
Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.

A combination of earnings growth and attractive stock prices

Nick looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have higher projected earnings growth rates relative to those in the benchmark, but their price/earnings ratios are projected to be lower, which means the stocks are generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
16.9%
14.2%
12.4x
15.7x
Earnings-per-share growth
(Projected 5-year growth rate)
Price/earnings ratio
(forward 12 months)

Data as of 6/30/13.

Source: Putnam research and IBES.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the projected average change in a company's total earnings per share each year over the next five years.

2 Voyager Fund

Voyager Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

4	Voyager Fund

Interview with your fund’s portfolio manager

Could you tell us about investing conditions during the 12 months ended July 31, 2013?

When the period began in August 2012, U.S. stocks were enjoying a considerable upswing, with major market indexes beginning to reach multi-year highs. And stocks continued to rally, with minimal volatility, for most of the period. In fact, two days after the close of the fund’s fiscal year, both the Dow Jones Industrial Average and the S&P 500 Index closed at all-time record highs. The most notable period of turbulence for stocks came in late spring, when we saw a 6% decline in the S&P 500, largely in response to signals from the Federal Reserve that it may begin tapering its bond-buying program, which is designed to stimulate the economy.

How did the fund perform in this environment?

I am pleased to report that the fund delivered a solid positive return and outperformed both its benchmark and the average return for funds within its Lipper peer group.

As confidence in economies improved and interest rates rose, the focus of the market appeared to shift from rewarding perceived safety and yield to rewarding superior growth and valuation. It is our view that over the long term, stock prices will be determined by growth and valuation. We believe that the emphasis placed on perceived safety and yield created extreme anomalies in terms of how individual stocks and sectors performed versus their normal relationship with the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Voyager Fund	5

market, fundamentals, and valuation. This led to significant stock-picking opportunities.

As emphasis shifted to fundamentals and valuation, the fund’s positioning and our investment approach were rewarded, as many of the stocks we viewed as significantly undervalued versus their growth outlook — particularly in cyclical sectors of the market — performed well. In addition, many stocks that we perceived as historically expensive and unattractive versus their growth outlook underperformed, particularly in defensive sectors of the market.

What were some examples of stocks that helped fund performance for the period?

The greatest aggregate relative performance came from the financials sector. Stock examples included The Hartford Financial Services Group, an insurance and financial services company; Citigroup and JPMorgan Chase, both financial services companies; and Assured Guaranty, a credit protection company. I believe that the resurgence of the financials sector illustrates how the market has refocused on the fundamentals and valuation of companies. Just a few years ago, investors shunned almost all companies in the sector, even though most of them were delivering strong financial performance. We believe the market is starting to give financial companies credit for their current earnings as well as for their powerful earnings potential.

Another contributor to fund performance was Facebook. The stock declined sharply from its initial public offering (IPO) price due to mismanagement of the IPO, weak fundamentals, and concerns over user engagement. We believed the price decline created a significant investment opportunity, and the stock has rebounded considerably.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

6	Voyager Fund

Our optimism was based on the company’s momentum in customer adoption, its transition to mobile, its new product introductions, and its potential for significant pricing power.

Another stock that helped performance was General Motors. It began the period with a price-earnings ratio of approximately six times consensus earnings expectations for 2013. I added it to the portfolio based on anticipated improvement in the U.S. automobile market, what we believed to be a significant product development cycle ahead for the company, and the likely removal of the overhang of the U.S. government’s stake. As U.S. auto sales continued their solid improvement, and as the company bought back a large stake from the government, the stock rallied sharply.

Could you discuss some strategies or holdings that hurt fund performance?

The largest detractor from fund performance was Apple, maker of iconic products such as the iPad and iPhone. Despite the rally in the broader market, Apple stock declined sharply after reaching an all-time high in September 2012. Apple experienced a significant slowdown in revenues, gross margins, and earnings. Partly a victim of its own success, Apple struggled due to a lack of significant new products over this period as well as heightened competition in key markets and negative shifts within their product mix.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/13. Short-term holdings are excluded. Holdings will vary over time.

Voyager Fund	7

Another detractor from performance was Freeport-McMoRan Copper & Gold. The company struggled with weak fundamental demand for copper, concerns about the end of the bull market for industrial commodities, and investor disappointment with acquisitions at large premiums in the energy sector.

Have you made any changes in your strategy or in the fund’s positioning as the equity market has strengthened?

My overall strategy remains intact, and I have made no major thematic changes in the stocks I am pursuing. I strive to construct a portfolio with higher expected growth rates for earnings and cash flow than those of the Russell 1000 Growth Index, but to do so without paying too much for that growth.

Because the stock market overall has advanced considerably during the past 12 months, and because some of the thematic anomalies I saw are no longer as extreme, I believe the greatest opportunity for future performance gains lies at the individual stock level.

The fund has maintained its pro-cyclical bias, but I have trimmed exposure to some holdings that have advanced strongly, in areas such as financials. I have reallocated these assets to stocks that I believe offer a more attractive combination of growth potential and relatively low valuations, while also seeking to reduce slightly the portfolio’s risk.

As the fund enters a new fiscal year, what is your outlook?

My view remains favorable, although this positive outlook is not as extreme as it had been. This is simply because the stock market has appreciated considerably and has now reasonably discounted record S&P 500 earnings. In my view, for the market to move

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Voyager Fund

higher, earnings need to move higher or valuations need to expand further. Both appear to be reasonable possibilities, given the modest improvement in global growth and fewer near-term macroeconomic risks. Also, equity flows suggest that many investors are still hesitant to buy stocks.

As for risks, I believe that most of the potential problems are tied to global macroeconomic factors — Middle East tensions flaring up or economic struggles in China or Europe, for example. I am less concerned about rising interest rates than the consensus view, unless the move is extreme. In the near term, higher rates would likely be accompanied by better economic news, and it is worth remembering that long-term rates today are still near all-time lows. Also, even if mortgage rates rise, I believe it would take a significant move to derail the housing recovery.

As an active manager who is focused on bottom-up stock selection and fundamental research, I look forward to investing in the current environment, as I believe significant stock-picking opportunities exist.

Thank you, Nick, for your update and insight.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

Voyager Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.65%	10.50%	9.68%	9.68%	9.82%	9.82%	9.96%	9.88%	10.37%	10.77%	10.78%	10.77%

10 years	91.29	80.29	77.43	77.43	77.50	77.50	82.08	75.71	86.59	96.49	96.71	96.15
Annual average	6.70	6.07	5.90	5.90	5.91	5.91	6.18	5.80	6.44	6.99	7.00	6.97

5 years	62.12	52.80	56.16	54.16	56.13	56.13	58.22	52.68	60.19	64.43	64.61	64.15
Annual average	10.15	8.85	9.32	9.04	9.32	9.32	9.61	8.83	9.88	10.46	10.48	10.42

3 years	35.09	27.32	32.08	29.08	32.09	32.09	33.09	28.44	34.12	36.30	36.45	36.07
Annual average	10.55	8.38	9.72	8.88	9.72	9.72	10.00	8.70	10.28	10.87	10.92	10.81

1 year	31.40	23.85	30.40	25.40	30.42	29.42	30.77	26.20	31.08	31.95	32.10	31.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Voyager Fund

Comparative index returns For periods ended 7/31/13

		Lipper Large-Cap Growth
	Russell 1000 Growth Index	Funds category average*

Annual average (life of fund)	—†	9.26%

10 years	109.77%	95.26
Annual average	7.69	6.84

5 years	53.91	40.29
Annual average	9.01	6.91

3 years	64.29	55.25
Annual average	18.00	15.75

1 year	21.64	21.86

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/13, there were 726, 613, 553, 368, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,743 and $17,750, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,571. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $18,659, $19,649, $19,671, and $19,615, respectively.

Voyager Fund	11

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.259		$0.115	$0.067	$0.155		$0.200	$0.282	$0.291	$0.316

Capital gains	—		—	—	—		—	—	—	—

Total	$0.259		$0.115	$0.067	$0.155		$0.200	$0.282	$0.291	$0.316

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sale	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/12	$20.61	$21.87	$17.31	$18.98	$18.92	$19.61	$20.20	$21.54	$21.54	$21.54

7/31/13	$26.76	$28.39	$22.43	$24.67	$24.55	$25.44	$26.23	$28.07	$28.09	$27.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.48%	10.33%	9.51%	9.51%	9.65%	9.65%	9.80%	9.71%	10.20%	10.61%	10.61%	10.60%

10 years	82.02	71.56	68.87	68.87	68.93	68.93	73.20	67.14	77.64	86.94	87.16	86.64
Annual average	6.17	5.55	5.38	5.38	5.38	5.38	5.65	5.27	5.91	6.46	6.47	6.44

5 years	47.98	39.47	42.47	40.47	42.58	42.58	44.40	39.34	46.26	50.06	50.24	49.82
Annual average	8.15	6.88	7.34	7.03	7.35	7.35	7.62	6.86	7.90	8.46	8.48	8.42

3 years	37.74	29.82	34.72	31.72	34.66	34.66	35.75	31.00	36.73	38.97	39.13	38.75
Annual average	11.26	9.09	10.44	9.62	10.43	10.43	10.72	9.42	10.99	11.59	11.64	11.53

1 year	20.41	13.48	19.51	14.51	19.48	18.48	19.81	15.62	20.14	20.89	21.04	20.70

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Voyager Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/12	1.07%	1.82%	1.82%	1.57%	1.32%	0.65%*	0.55%*	0.82%

Annualized expense ratio for the
six-month period ended 7/31/13†‡	0.99%	1.74%	1.74%	1.49%	1.24%	0.62%	0.52%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and class R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.14% from annualizing the performance fee adjustment for the six months ended 7/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2013, to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.28	$9.26	$9.26	$7.93	$6.61	$3.31	$2.78	$3.95

Ending value (after expenses)	$1,150.00	$1,145.60	$1,145.80	$1,147.20	$1,148.40	$1,152.30	$1,153.10	$1,151.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Voyager Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2013, use the following calculation method. To find the value of your investment on February 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.96	$8.70	$8.70	$7.45	$6.21	$3.11	$2.61	$3.71

Ending value (after expenses)	$1,019.89	$1,016.17	$1,016.17	$1,017.41	$1,018.65	$1,021.72	$1,022.22	$1,021.12

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Voyager Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Voyager Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Voyager Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Voyager Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

18	Voyager Fund

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were

Voyager Fund	19

operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional

20 Voyager Fund

clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Voyager Fund	21

One-year period	3rd

Three-year period	4th

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 713, 640 and 563 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the five-year period ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor performance in 2011, which Putnam Management largely attributed to an emphasis on cyclical companies (those whose performance tends to be tied to overall economic conditions) and a de-emphasis on mega-cap companies at a time when non-cyclicals and mega-cap companies broadly outperformed other market segments, combined with poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the five-year period ended December 31, 2012 and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may

22 Voyager Fund

receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Voyager Fund	23

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Voyager Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2013

Voyager Fund	25

The fund’s portfolio 7/31/13

COMMON STOCKS (90.9%)*	Shares	Value

Aerospace and defense (3.8%)
European Aeronautic Defence and Space Co. NV (France)	500,086	$29,963,189

Honeywell International, Inc.	371,500	30,827,070

L-3 Communications Holdings, Inc. S	65,994	6,147,341

Precision Castparts Corp.	84,000	18,624,480

Raytheon Co.	53,400	3,836,256

United Technologies Corp.	506,000	53,418,420

		142,816,756
Airlines (0.5%)
Delta Air Lines, Inc. †	884,510	18,778,147

		18,778,147
Auto components (1.1%)
Bridgestone Corp. (Japan)	328,700	11,682,933

Goodyear Tire & Rubber Co. (The) †	119,973	2,219,501

Johnson Controls, Inc.	584,449	23,500,694

Valeo SA (France)	59,906	4,743,285

		42,146,413
Automobiles (1.6%)
Daimler AG (Registered Shares) (Germany)	124,735	8,660,630

Fiat SpA (Italy) †	1,626,354	12,914,267

General Motors Co. † S	293,200	10,517,084

Tesla Motors, Inc. † S	29,100	3,907,548

Toyota Motor Corp. (Japan)	226,100	13,786,304

Yamaha Motor Co., Ltd. (Japan)	642,500	8,635,788

		58,421,621
Beverages (0.4%)
Beam, Inc.	139,100	9,040,109

Coca-Cola Enterprises, Inc.	150,800	5,661,032

		14,701,141
Biotechnology (4.5%)
Amgen, Inc.	73,700	7,980,973

Celgene Corp. †	476,900	70,037,534

Dendreon Corp. † S	919,800	4,221,882

Gilead Sciences, Inc. † S	1,334,900	82,029,605

Vertex Pharmaceuticals, Inc. †	49,500	3,950,100

		168,220,094
Building products (0.7%)
Daikin Industries, Ltd. (Japan)	192,400	8,017,485

Fortune Brands Home & Security, Inc.	235,200	9,716,112

Owens Corning, Inc. †	223,123	8,811,127

		26,544,724
Capital markets (2.0%)
Charles Schwab Corp. (The) S	1,114,100	24,610,469

Greenhill & Co., Inc. S	105,800	5,325,972

KKR & Co. LP	622,559	12,731,332

Morgan Stanley S	908,600	24,723,006

UBS AG (Switzerland)	308,953	6,059,651

		73,450,430
Chemicals (3.2%)
HB Fuller Co.	16,281	653,682

LyondellBasell Industries NV Class A	426,874	29,330,513

26 Voyager Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value

Chemicals cont.
Monsanto Co.	406,900	$40,193,582

Solvay SA (Belgium)	78,190	10,568,423

Tronox, Ltd. Class A S	1,817,421	39,456,210

		120,202,410
Commercial banks (1.0%)
BNP Paribas SA (France)	65,854	4,285,207

Credicorp, Ltd. (Peru) S	128,900	15,312,031

Grupo Financiero Banorte SAB de CV (Mexico)	1,198,200	7,558,198

UniCredit SpA (Italy)	1,974,396	10,742,298

		37,897,734
Commercial services and supplies (0.6%)
ADT Corp. (The) † S	131,450	5,268,516

KAR Auction Services, Inc.	166,796	4,243,290

Tyco International, Ltd.	324,300	11,288,883

		20,800,689
Communications equipment (3.6%)
Alcatel-Lucent ADR (France) †	2,660,667	6,758,094

Arris Group, Inc. †	24,630	370,435

Cisco Systems, Inc.	690,347	17,638,366

Polycom, Inc. † S	1,548,688	14,805,457

Qualcomm, Inc.	1,480,909	95,592,676

		135,165,028
Computers and peripherals (8.8%)
Apple, Inc.	569,721	257,798,753

EMC Corp.	2,497,100	65,299,165

Hewlett-Packard Co. S	233,900	6,006,552

		329,104,470
Construction materials (0.1%)
Holcim, Ltd. (Switzerland)	66,882	4,826,668

		4,826,668
Consumer finance (0.2%)
American Express Co.	100,700	7,428,639

		7,428,639
Containers and packaging (0.3%)
MeadWestvaco Corp.	314,500	11,620,775

		11,620,775
Diversified financial services (2.0%)
Citigroup, Inc.	328,600	17,133,204

CME Group, Inc.	344,800	25,508,304

ING Groep NV (Netherlands) †	635,037	6,480,227

JPMorgan Chase & Co.	443,100	24,693,963

		73,815,698
Electrical equipment (1.0%)
Areva SA (France) †	5,998	100,889

Eaton Corp PLC	193,800	13,362,510

Schneider Electric SA (France)	200,604	15,936,979

Shanghai Electric Group Co., Ltd. (China) †	19,840,000	6,676,775

		36,077,153
Electronic equipment, instruments, and components (0.2%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	2,739,000	7,106,338

		7,106,338

Voyager Fund	27

COMMON STOCKS (90.9%)* cont.	Shares	Value

Energy equipment and services (4.3%)
Cameron International Corp. †	111,300	$6,600,090

Ezion Holdings, Ltd. (Singapore)	4,702,000	8,213,747

Halliburton Co.	1,568,710	70,890,005

McDermott International, Inc. † S	2,070,800	17,912,420

Petrofac, Ltd. (United Kingdom)	774,836	15,525,648

Rowan Cos. PLC †	113,600	3,902,160

Schlumberger, Ltd.	481,993	39,200,491

		162,244,561
Food and staples retail (0.2%)
CP ALL PCL (Thailand)	7,728,800	8,827,623

		8,827,623
Food products (0.2%)
Mead Johnson Nutrition Co.	95,939	6,988,197

		6,988,197
Health-care equipment and supplies (0.3%)
Baxter International, Inc.	169,500	12,380,280

		12,380,280
Health-care providers and services (1.4%)
Catamaran Corp. †	363,982	19,218,250

Emeritus Corp. †	393,985	9,136,512

Express Scripts Holding Co. †	114,131	7,481,287

UnitedHealth Group, Inc.	243,265	17,721,855

		53,557,904
Hotels, restaurants, and leisure (2.0%)
Las Vegas Sands Corp.	262,000	14,559,340

Penn National Gaming, Inc. † S	135,000	6,748,650

Starbucks Corp.	592,700	42,223,948

Thomas Cook Group PLC (United Kingdom) †	5,446,467	12,683,111

		76,215,049
Household durables (1.2%)
PulteGroup, Inc. †	1,665,500	27,697,265

Sony Corp. (Japan)	371,100	7,838,166

Whirlpool Corp.	62,700	8,398,038

		43,933,469
Household products (0.1%)
Colgate-Palmolive Co.	93,600	5,603,832

		5,603,832
Industrial conglomerates (0.6%)
Siemens AG (Germany)	215,184	23,569,693

		23,569,693
Insurance (3.5%)
American International Group, Inc. †	506,600	23,055,366

Assured Guaranty, Ltd.	2,141,747	46,347,405

Genworth Financial, Inc. Class A †	875,200	11,368,848

Hartford Financial Services Group, Inc. (The) S	875,930	27,031,200

MetLife, Inc.	231,900	11,228,598

Prudential PLC (United Kingdom)	630,616	11,157,569

		130,188,986
Internet and catalog retail (0.7%)
Amazon.com, Inc. †	32,500	9,789,650

Priceline.com, Inc. †	20,297	17,773,474

		27,563,124

28 Voyager Fund

COMMON STOCKS (90.9%)* cont.	Shares	Value

Internet software and services (9.4%)
eBay, Inc. †	1,231,355	$63,648,740

Facebook, Inc. Class A †	2,868,017	105,629,066

Facebook, Inc. Class B † F	115,920	4,269,334

Google, Inc. Class A †	169,813	150,726,019

Yahoo!, Inc. †	732,800	20,584,352

Yandex NV Class A (Russia) † S	278,877	9,063,503

		353,921,014
IT Services (2.8%)
Unisys Corp. † S	906,230	23,507,606

Visa, Inc. Class A S	472,400	83,619,524

		107,127,130
Leisure equipment and products (0.8%)
Brunswick Corp. S	815,725	30,793,619

		30,793,619
Life sciences tools and services (0.6%)
Thermo Fisher Scientific, Inc. S	250,600	22,832,166

		22,832,166
Machinery (0.3%)
Cummins, Inc.	56,000	6,786,640

TriMas Corp. †	146,500	5,424,895

		12,211,535
Media (2.8%)
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	132,327	1,379,429

CBS Corp. Class B	848,700	44,845,308

Comcast Corp. Class A	652,435	29,411,770

DISH Network Corp. Class A	243,100	10,854,415

Liberty Global PLC Ser. C (United Kingdom) †	101,400	7,824,024

Time Warner Cable, Inc.	88,500	10,095,195

		104,410,141
Metals and mining (1.1%)
Argonaut Gold, Inc. †	80,584	534,298

AuRico Gold, Inc. (Canada)	223,567	1,031,747

Barrick Gold Corp. (Canada)	302,800	5,138,516

Centerra Gold, Inc. (Canada)	366,265	1,622,535

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	409,814	11,589,540

Glencore Xstrata PLC (United Kingdom)	5,302,362	22,484,637

		42,401,273
Multiline retail (0.4%)
Macy’s, Inc. S	346,400	16,744,976

		16,744,976
Oil, gas, and consumable fuels (3.9%)
Anadarko Petroleum Corp.	114,200	10,108,984

Energy Transfer Equity L.P.	162,600	10,851,924

Genel Energy PLC (Jersey) †	258,284	3,765,154

Gulfport Energy Corp. †	191,200	10,171,840

HRT Participacoes em Petroleo SA (Brazil) †	2,520,246	1,866,972

Kodiak Oil & Gas Corp. †	837,000	8,127,270

Marathon Oil Corp.	889,921	32,357,528

Noble Energy, Inc.	127,000	7,936,230

Occidental Petroleum Corp.	82,100	7,311,005

QEP Resources, Inc.	20,035	610,867

Voyager Fund 29

COMMON STOCKS (90.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Royal Dutch Shell PLC Class A (United Kingdom)	620,896	$21,105,240

Suncor Energy, Inc. (Canada) S	1,061,700	33,581,571

		147,794,585
Paper and forest products (0.6%)
International Paper Co.	435,300	21,029,343

		21,029,343
Personal products (0.4%)
Coty, Inc. Class A † S	946,200	16,265,178

		16,265,178
Pharmaceuticals (5.3%)
AbbVie, Inc.	286,100	13,011,828

Actavis, Inc. †	573,500	77,003,845

Allergan, Inc.	253,700	23,117,144

Auxilium Pharmaceuticals, Inc. † S	491,600	9,025,776

Eli Lilly & Co.	393,100	20,877,541

Jazz Pharmaceuticals PLC †	282,251	21,312,773

Pfizer, Inc.	155,133	4,534,538

Valeant Pharmaceuticals International, Inc. †	49,200	4,605,120

ViroPharma, Inc. † S	769,018	26,392,698

		199,881,263
Professional services (0.3%)
Nielsen Holdings NV S	315,600	10,547,352

		10,547,352
Real estate investment trusts (REITs) (0.6%)
American Tower Corp. Class A R	305,300	21,612,187

		21,612,187
Real estate management and development (0.5%)
BR Malls Participacoes SA (Brazil)	1,809,300	16,036,139

Sun Hung Kai Properties, Ltd. (Hong Kong)	280,000	3,736,655

		19,772,794
Semiconductors and semiconductor equipment (2.6%)
Applied Materials, Inc.	233,100	3,801,861

Avago Technologies, Ltd.	166,500	6,107,220

Fairchild Semiconductor International, Inc. †	391,000	4,934,420

Micron Technology, Inc. † S	3,397,554	45,017,591

NXP Semiconductor NV † S	557,134	18,190,425

Samsung Electronics Co., Ltd. (South Korea)	7,779	8,863,182

SK Hynix, Inc. (South Korea) †	264,230	6,397,451

Texas Instruments, Inc.	106,700	4,182,640

		97,494,790
Software (1.8%)
Longtop Financial Technologies, Ltd. ADR (Hong Kong) † F	478,830	—

Microsoft Corp.	930,300	29,611,449

Oracle Corp.	1,196,189	38,696,714

		68,308,163
Specialty retail (3.7%)
Bed Bath & Beyond, Inc. † S	191,900	14,674,593

GameStop Corp. Class A S	388,000	19,035,280

Home Depot, Inc. (The)	264,800	20,927,144

Lowe’s Cos., Inc.	928,300	41,383,614

Office Depot, Inc. †	7,187,676	31,122,637

30 Voyager Fund

COMMON STOCKS (90.9%)* cont.			Shares	Value

Specialty retail cont.
OfficeMax, Inc. S			554,000	$6,310,060

Sears Hometown and Outlet Stores, Inc. †			112,531	4,902,976

				138,356,304
Thrifts and mortgage finance (0.3%)
Radian Group, Inc. S			705,800	9,916,490

				9,916,490
Tobacco (1.3%)
Japan Tobacco, Inc. (Japan)			446,100	15,605,071

Philip Morris International, Inc.			380,669	33,948,061

				49,553,132
Trading companies and distributors (0.9%)
HD Supply Holdings, Inc. †			387,319	8,280,880

Mitsubishi Corp. (Japan)			487,000	8,898,407

Rexel SA (France)			346,789	8,412,098

WESCO International, Inc. † S			104,100	7,888,698

				33,480,083
Transportation infrastructure (0.1%)
Beijing Capital International Airport Co., Ltd. (China)			5,358,000	3,323,016

				3,323,016
Wireless telecommunication services (0.3%)
SoftBank Corp. (Japan)			152,800	9,738,245

				9,738,245

Total common stocks (cost $3,126,133,724)				$3,417,712,425

WARRANTS (2.1%)*†	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	19,401,439	$16,297,209

Citigroup, Inc.	1/4/19	106.10	17,071,067	13,315,432

JPMorgan Chase & Co. W	10/28/18	42.42	947,888	17,014,590

Matahari Department Store 144A (Indonesia)	3/25/16	0.00	6,135,500	7,432,453

Wells Fargo & Co. W	10/28/18	34.01	1,673,125	24,762,250

Total warrants (cost $80,548,221)				$78,821,934

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)*	strike price	amount	Value

Apple, Inc. (Call)	Aug-13/$450.00	446,343	$3,648,858

Apple, Inc. (Call)	Aug-13/470.00	800,286	1,536,549

Assured Guaranty, Ltd. (Call)	Aug-13/20.00	1,198,586	2,152,924

Best Buy Co., Inc. (Call)	Aug-13/21.00	431,173	3,915,736

Computer Sciences Corp. (Call)	Aug-13/37.00	364,955	3,900,243

DIRECTV (Call)	Dec-13/67.50	573,981	1,498,073

DIRECTV (Call)	Dec-13/75.00	1,440,817	1,188,631

DIRECTV (Call)	Dec-13/77.50	573,981	299,825

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,750.00	60,524	3,764,128

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,700.00	42,356	920,731

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,800.00	25,713	771,032

Hang Seng Index (Call)	Aug-13/22,223.37	28,647	865,454

Herbalife, Ltd. (Call)	Sep-13/40.00	169,271	4,373,954

Voyager Fund	31

PURCHASED EQUITY OPTIONS	Expiration date/	Contract
OUTSTANDING (1.6%)* cont.	strike price	amount	Value

Herbalife, Ltd. (Call)	Aug-13/$65.00	1,159,253	$4,144,341

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/40.00	5,856,310	1,581,204

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/41.50	7,086,098	382,012

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/42.00	14,019,320	332,819

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/41.00	4,534,914	317,444

Lam Research Corp. (Call)	Aug-13/40.00	492,347	4,547,809

Michael Kors Holdings, Ltd. (Call)	Aug-13/50.00	318,600	5,511,780

Qualcomm, Inc. (Call)	Sep-13/70.00	1,458,625	335,484

Qualcomm, Inc. (Call)	Sep-13/67.50	1,458,625	208,583

Qualcomm, Inc. (Call)	Aug-13/67.50	6,262,379	813,107

Qualcomm, Inc. (Call)	Aug-13/67.50	537,399	69,776

SanDisk Corp. (Call)	Aug-13/45.00	306,400	3,094,640

SPDR S&P 500 ETF Trust (Call)	Aug-13/176.00	4,596,105	735,377

SPDR S&P 500 ETF Trust (Call)	Aug-13/174.00	5,441,130	640,911

SPDR S&P 500 ETF Trust (Call)	Aug-13/175.00	5,896,703	392,720

UniCredit SpA (Call)	Aug-13/4.00	11,194,714	2,437,221

Xerox Corp. (Call)	Aug-13/6.00	1,139,885	4,217,108

Total purchased equity options outstanding (cost $49,491,556)			$58,598,474

INVESTMENT COMPANIES (1.2%)*	Shares	Value

CSOP FTSE China A50 ETF (China) †	2,365,200	$2,668,459

iShares Dow Jones U.S. Home Construction Index Fund S	680,500	15,161,540

iShares FTSE A50 China Index ETF (China)	2,904,200	3,343,972

Market Vectors Gold Miners ETF	605,873	16,334,336

SPDR S&P Homebuilders ETF S	268,800	8,088,192

Total investment companies (cost $44,716,390)		$45,596,499

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	194,826	$13,954,412

Total convertible preferred stocks (cost $14,190,021)		$13,954,412

U.S. TREASURY OBLIGATIONS (0.4%)*	Principal amount	Value

U.S. Treasury Notes
1 1/2s, July 31, 2016 [i]	$4,152,000	$4,259,952
1/2s, August 15, 2014 [i]	1,523,000	1,531,879
1/2s, November 15, 2013 [i]	784,000	785,873
1/4s, December 15, 2015 [i]	1,223,000	1,218,548
1/4s, May 15, 2015 [i]	4,458,000	4,457,955
1/4s, February 28, 2014 [i]	1,389,000	1,391,830

Total U.S. treasury obligations (cost $13,646,037)		$13,646,037

SHORT-TERM INVESTMENTS (14.6%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.13%, April 3, 2014	$3,805,000	$3,803,189

U.S. Treasury Bills with an effective yield of 0.12%, May 1, 2014	469,000	468,724

U.S. Treasury Bills zero %, June 26, 2014 [i]	2,260,000	2,257,966

U.S. Treasury Bills zero %, February 6, 2014 [i]	1,935,000	1,934,226

32 Voyager Fund

SHORT-TERM INVESTMENTS (14.6%)* cont.	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.13% [d]	399,571,862	$399,571,862

Putnam Short Term Investment Fund 0.02% L	121,496,391	121,496,391

SSgA Prime Money Market Fund 0.02% P	18,144,703	18,144,703

Total short-term investments (cost $547,676,020)		$547,677,061

TOTAL INVESTMENTS

Total investments (cost $3,876,401,969)		$4,176,006,842

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,758,223,225.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $96,298,131 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Voyager Fund	33

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $307,873,808)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Euro	Sell	9/18/13	$124,267,592	$122,515,342	$(1,752,250)

	Japanese Yen	Sell	8/22/13	88,457,816	89,082,219	624,403

UBS AG
	British Pound	Sell	9/18/13	95,508,354	96,276,247	767,893

Total						$(359,954)

WRITTEN EQUITY OPTIONS OUTSTANDING at 7/31/13 (premiums $8,902,378)

	Expiration date/	Contract
	strike price	amount	Value

Apple, Inc. (Call)	Aug-13/$490.00	800,286	$456,163

Apple, Inc. (Call)	Aug-13/470.00	446,343	776,637

Assured Guaranty, Ltd. (Call)	Aug-13/22.00	1,198,586	611,291

DIRECTV (Call)	Dec-13/72.50	1,147,962	1,483,850

DIRECTV (Call)	Dec-13/80.00	1,440,817	482,789

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,850.00	60,524	550,574

Euro Stoxx 50 Price EUR Index (Call)	Aug-13/2,900.00	25,713	71,839

Hang Seng Index (Call)	Aug-13/23,257.02	28,647	109,632

Herbalife, Ltd. (Call)	Aug-13/70.00	1,159,253	1,796,842

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/41.00	11,712,620	1,020,403

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/44.00	8,163,010	91,671

iShares MSCI Emerging Markets Index (ETF) (Call)	Aug-13/42.50	7,086,098	26,077

Qualcomm, Inc. (Call)	Sep-13/72.50	1,458,625	102,104

Qualcomm, Inc. (Call)	Aug-13/70.00	6,262,379	122,430

Qualcomm, Inc. (Call)	Aug-13/70.00	537,399	10,506

SPDR S&P 500 ETF Trust (Call)	Aug-13/178.00	4,596,105	183,844

SPDR S&P 500 ETF Trust (Call)	Aug-13/176.00	5,441,130	219,604

SPDR S&P 500 ETF Trust (Call)	Aug-13/177.00	5,896,703	151,015

UniCredit SpA (Call)	Aug-13/4.20	11,194,714	945,251

Total			$9,212,522

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
baskets	146,597	1/27/14	(3 month USD-LIBOR-BBA	A basket (BCSU115)	$386,767
			plus 0.15%)	of common stocks

Deutsche Bank AG
baskets	449,305	7/28/14	(3 month USD-LIBOR-BBA	A basket (DBPTMATR)	1,022,073
			plus 0.32%)	of common stocks

Total					$1,408,840

34 Voyager Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:*

Consumer discretionary	$498,203,994	$40,380,722	$—

Consumer staples	101,939,103	—	—

Energy	269,643,104	40,396,042	—

Financials	335,358,006	38,724,952	—

Health care	456,871,707	—	—

Industrials	250,166,300	77,982,848	—

Information technology	1,093,957,599	4,269,334	—

Materials	162,200,741	37,879,728	—

Telecommunication services	9,738,245	—	—

Total common stocks	3,178,078,799	239,633,626	—

Convertible preferred stocks	—	13,954,412	—

Investment companies	45,596,499	—	—

Purchased equity options outstanding	8,606,420	49,992,054	—

U.S. Treasury obligations	—	13,646,037	—

Warrants	71,389,481	7,432,453	—

Short-term investments	139,641,094	408,035,967	—

Totals by level	$3,443,312,293	$732,694,549	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(359,954)	$—

Written equity options outstanding	—	(9,212,522)	—

Total return swap contracts	—	1,408,840	—

Totals by level	$—	$(8,163,636)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Voyager Fund	35

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value, including $375,618,520 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,355,333,716)	$3,654,938,589
Affiliated issuers (identified cost $521,068,253) (Notes 1 and 5)	521,068,253

Foreign currency (cost $5,838,570) (Note 1)	5,831,493

Dividends, interest and other receivables	2,013,013

Receivable for shares of the fund sold	1,554,462

Receivable for investments sold	110,192,434

Unrealized appreciation on forward currency contracts (Note 1)	1,392,296

Unrealized appreciation on OTC swap contracts (Note 1)	1,408,840

Total assets	4,298,399,380

LIABILITIES

Payable to custodian	15,868,073

Payable for investments purchased	68,420,070

Payable for shares of the fund repurchased	4,617,564

Payable for compensation of Manager (Note 2)	1,347,491

Payable for custodian fees (Note 2)	65,261

Payable for investor servicing fees (Note 2)	465,196

Payable for Trustee compensation and expenses (Note 2)	1,432,764

Payable for administrative services (Note 2)	5,851

Payable for distribution fees (Note 2)	882,568

Unrealized depreciation on forward currency contracts (Note 1)	1,752,250

Written options outstanding, at value (premiums $8,902,378) (Notes 1 and 3)	9,212,522

Collateral on securities loaned, at value (Note 1)	399,571,862

Collateral on certain derivative contracts, at value (Note 1)	35,982,932

Other accrued expenses	551,751

Total liabilities	540,176,155

Net assets	$3,758,223,225

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,737,966,562

Undistributed net investment income (Note 1)	34,079,674

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(314,181,013)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	300,358,002

Total — Representing net assets applicable to capital shares outstanding	$3,758,223,225

(Continued on next page)

36 Voyager Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,142,830,808 divided by 117,439,409 shares)	$26.76

Offering price per class A share (100/94.25 of $26.76)*	$28.39

Net asset value and offering price per class B share ($104,779,849 divided by 4,670,869 shares)**	$22.43

Net asset value and offering price per class C share ($141,970,897 divided by 5,754,513 shares)**	$24.67

Net asset value and redemption price per class M share ($24,934,543 divided by 1,015,870 shares)	$24.55

Offering price per class M share (100/96.50 of $24.55)*	$25.44

Net asset value, offering price and redemption price per class R share
($17,811,533 divided by 679,060 shares)	$26.23

Net asset value, offering price and redemption price per class R5 share
($13,008 divided by 463 shares) †	$28.07

Net asset value, offering price and redemption price per class R6 share
($31,033,162 divided by 1,104,860 shares)	$28.09

Net asset value, offering price and redemption price per class Y share
($294,849,425 divided by 10,536,290 shares)	$27.98

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Voyager Fund	37

Statement of operations Year ended 7/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $660,904) (Including dividend income of $1,922,094
from investments in affiliated issuers) (Note 5)	$59,771,958

Interest (including interest income of $50,564 from investments in affiliated issuers) (Note 5)	53,269

Securities lending (Note 1)	5,246,086

Total investment income	65,071,313

EXPENSES

Compensation of Manager (Note 2)	15,286,375

Investor servicing fees (Note 2)	9,959,646

Custodian fees (Note 2)	127,953

Trustee compensation and expenses (Note 2)	339,192

Distribution fees (Note 2)	10,206,694

Administrative services (Note 2)	100,743

Other	1,159,542

Total expenses	37,180,145

Expense reduction (Note 2)	(935,537)

Net expenses	36,244,608

Net investment income	28,826,705

Net realized gain on investments (including realized loss of $14,929,268 on affiliated issuers)
(Notes 1, 3 and 5)	135,977,118

Net realized gain on swap contracts (Note 1)	30,625,367

Net realized gain on foreign currency transactions (Note 1)	1,662,883

Net realized gain on written options (Notes 1 and 3)	103,564,093

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	382,831

Net unrealized appreciation of investments, swap contracts and written options during the year	676,704,688

Net gain on investments	948,916,980

Net increase in net assets resulting from operations	$977,743,685

The accompanying notes are an integral part of these financial statements.

38 Voyager Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/13	Year ended 7/31/12

Operations:
Net investment income	$28,826,705	$11,851,456

Net realized gain (loss) on investments
and foreign currency transactions	271,829,461	(244,391,284)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	677,087,519	(227,866,086)

Net increase (decrease) in net assets resulting
from operations	977,743,685	(460,405,914)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(33,747,664)	—

Class B	(639,731)	—

Class C	(486,272)	—

Class M	(174,466)	—

Class R	(172,011)	—

Class R5	(129)	—

Class R6	(133)	—

Class Y	(4,208,289)	—

Increase in capital from settlement payments	—	28,813

Decrease from capital share transactions (Note 4)	(694,257,185)	(744,651,976)

Total increase (decrease) in net assets	244,057,805	(1,205,029,077)

NET ASSETS

Beginning of year	3,514,165,420	4,719,194,497

End of year (including undistributed net investment income
of $34,079,674 and $36,556,238, respectively)	$3,758,223,225	$3,514,165,420

The accompanying notes are an integral part of these financial statements.

Voyager Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2013	$20.61	.19	6.22	6.41	(.26)	(.26)	—	—	$26.76	31.40	$3,142,831	1.00	.84	130
July 31, 2012	22.80	.07	(2.26)	(2.19)	—	—	—	— [e,j]	20.61	(9.61)	2,874,779	1.07	.35	140
July 31, 2011	20.12	.01	2.74	2.75	(.08)	(.08)	— [e]	.01 [g]	22.80	13.73	3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	— [e]	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	— [e]	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187

Class B
July 31, 2013	$17.31	.02	5.22	5.24	(.12)	(.12)	—	—	$22.43	30.40	$104,780	1.75	.10	130
July 31, 2012	19.29	(.07)	(1.91)	(1.98)	—	—	—	— [e,j]	17.31	(10.26)	105,363	1.82	(.40)	140
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	— [e]	.01 [g]	19.29	12.87	157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	— [e]	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	— [e]	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187

Class C
July 31, 2013	$18.98	.03	5.73	5.76	(.07)	(.07)	—	—	$24.67	30.42	$141,971	1.75	.12	130
July 31, 2012	21.15	(.08)	(2.09)	(2.17)	—	—	—	— [e,j]	18.98	(10.26)	166,329	1.82	(.40)	140
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	— [e]	.01 [g]	21.15	12.86	247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	— [e]	— [e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	— [e]	— [e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187

Class M
July 31, 2013	$18.92	.07	5.72	5.79	(.16)	(.16)	—	—	$24.55	30.77	$24,935	1.50	.34	130
July 31, 2012	21.03	(.03)	(2.08)	(2.11)	—	—	—	— [e,j]	18.92	(10.03)	23,150	1.57	(.15)	140
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	— [e]	.01 [g]	21.03	13.13	29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	— [e]	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	— [e]	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	187

Class R
July 31, 2013	$20.20	.14	6.09	6.23	(.20)	(.20)	—	—	$26.23	31.08	$17,812	1.25	.61	130
July 31, 2012	22.40	.02	(2.22)	(2.20)	—	—	—	— [e,j]	20.20	(9.82)	18,921	1.32	.09	140
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	(.07)	— [e]	.01 [g]	22.40	13.46	22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	— [e]	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	— [e]	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187

Class R5
July 31, 2013	$21.54	.30	6.51	6.81	(.28)	(.28)	—	—	$28.07	31.95	$13.63		1.19	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42)*	10	.05*	.03*	140

Class R6
July 31, 2013	$21.54	.24 [k]	6.60	6.84	(.29)	(.29)	—	—	$28.09	32.10	$31,033.53		.89 [k]	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42)*	10	.04*	.04*	140

Class Y
July 31, 2013	$21.54	.27	6.49	6.76	(.32)	(.32)	—	—	$27.98	31.73	$294,849.75		1.12	130
July 31, 2012	23.77	.13	(2.36)	(2.23)	—	—	—	— [e,j]	21.54	(9.38)	325,603.82		.59	140
July 31, 2011	20.97	.07	2.86	2.93	(.14)	(.14)	— [e]	.01 [g]	23.77	13.99	569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	— [e]	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	— [e]	— [e,i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	187

40 Voyager Fund	Voyager Fund 41

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.03% of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings,  Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

k The net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

42 Voyager Fund

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classi-fied as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Voyager Fund 43

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

44 Voyager Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,604,888 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Voyager Fund 45

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $389,375,730. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $399,571,862.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

46 Voyager Fund

At July 31, 2013, the fund had a capital loss carryover of $306,035,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$—	$6,854,861	$6,854,861	*

299,180,448	N/A	299,180,448	July 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, straddle loss deferrals and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $8,125,426 to increase undistributed net investment income and $8,125,426 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$492,388,948
Unrealized depreciation	(199,812,867)

Net unrealized appreciation	292,576,081
Undistributed ordinary income	35,145,506
Capital loss carryforward	(306,035,309)
Cost for federal income tax purposes	$3,883,430,761

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance

Voyager Fund 47

period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.563% of the fund’s average net assets before a decrease of $4,863,218 (0.136% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,276,892	Class R5	17

Class B	290,526	Class R6	4,905

Class C	414,133	Class Y	855,865

Class M	65,962	Total	$9,959,646

Class R	51,346

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,999 under the expense offset arrangements and by $930,538 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,570, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

48 Voyager Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,419,151	Class M	177,091

Class B	1,038,898	Class R	91,840

Class C	1,479,714	Total	$10,206,694

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $182,333 and $1,416 from the sale of class A and class M shares, respectively, and received $107,374 and $2,963 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10,138 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,480,293,980 and $5,289,783,635, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	number of contracts	premiums

Written options outstanding at the
beginning of the reporting period	98,012,749	$30,965,575

Options opened	591,981,623	139,702,459
Options exercised	—	—
Options expired	(544,291,205)	(129,186,763)
Options closed	(77,046,253)	(32,578,893)

Written options outstanding at the
end of the reporting period	68,656,914	$8,902,378

Voyager Fund 49

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	5,584,636	$130,712,953	12,235,518	$257,512,287

Shares issued in connection with
reinvestment of distributions	1,453,391	31,247,903	—	—

	7,038,027	161,960,856	12,235,518	257,512,287

Shares repurchased	(29,073,151)	(672,214,967)	(34,733,577)	(720,008,628)

Net decrease	(22,035,124)	$(510,254,111)	(22,498,059)	$(462,496,341)

	Year ended 7/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	359,782	$7,012,805	625,353	$11,055,715

Shares issued in connection with
reinvestment of distributions	32,648	591,263	—	—

	392,430	7,604,068	625,353	11,055,715

Shares repurchased	(1,808,140)	(35,203,269)	(2,687,159)	(47,622,687)

Net decrease	(1,415,710)	$(27,599,201)	(2,061,806)	$(36,566,972)

	Year ended 7/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	398,061	$8,571,127	1,350,453	$25,969,041

Shares issued in connection with
reinvestment of distributions	17,065	339,927	—	—

	415,126	8,911,054	1,350,453	25,969,041

Shares repurchased	(3,423,221)	(72,073,489)	(4,297,925)	(81,878,067)

Net decrease	(3,008,095)	$(63,162,435)	(2,947,472)	$(55,909,026)

	Year ended 7/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	43,124	$925,533	86,017	$1,633,858

Shares issued in connection with
reinvestment of distributions	8,545	169,109	—	—

	51,669	1,094,642	86,017	1,633,858

Shares repurchased	(259,265)	(5,469,679)	(270,721)	(5,219,119)

Net decrease	(207,596)	$(4,375,037)	(184,704)	$(3,585,261)

	Year ended 7/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	182,129	$4,165,365	442,370	$8,853,752

Shares issued in connection with
reinvestment of distributions	5,767	121,739	—	—

	187,896	4,287,104	442,370	8,853,752

Shares repurchased	(445,460)	(10,152,270)	(503,543)	(10,494,622)

Net decrease	(257,564)	$(5,865,166)	(61,173)	$(1,640,870)

50 Voyager Fund

			For the period 7/3/12
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	458	$10,000

Shares issued in connection with
reinvestment of distributions	5	129	—	—

	5	129	458	10,000

Shares repurchased	—	—	—	—

Net increase	5	$129	458	$10,000

			For the period 7/3/12
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,180,085	$29,854,960	458	$10,000

Shares issued in connection with
reinvestment of distributions	6	133	—	—

	1,180,091	29,855,093	458	10,000

Shares repurchased	(75,689)	(1,974,844)	—	—

Net increase	1,104,402	$27,880,249	458	$10,000

	Year ended 7/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,218,184	$77,537,538	6,847,431	$148,885,695

Shares issued in connection with
reinvestment of distributions	160,304	3,598,822	—	—

	3,378,488	81,136,360	6,847,431	148,885,695

Shares repurchased	(7,956,105)	(192,017,973)	(15,706,092)	(333,359,201)

Net decrease	(4,577,617)	$(110,881,613)	(8,858,661)	$(184,473,506)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	463	100%	$13,008

Class R6	464	0.04	13,034

Voyager Fund	51

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which are under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$48,686,257	$755,212,441	$803,898,698	$25,162	$—

Putnam Short Term
Investment Fund*	—	815,162,605	693,666,214	25,402	121,496,391

Tronox, Ltd. Class A‡	101,488,307	9,487,216	31,793,284	1,922,094	—

Totals	$150,174,564	$1,579,862,262	$1,529,358,196	$1,972,658	$121,496,391

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

‡ Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	82,100,000

Written equity option contracts (number of contracts)	69,400,000

Forward currency contracts (contract amount)	$210,500,000

OTC total return swap contracts (notional)	$63,400,000

Warrants (number of warrants)	54,900,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,392,296	Payables	$1,752,250

	Investments,
Equity contracts	Receivables	138,829,248	Payables	9,212,522

Total		$140,221,544		$10,964,772

52 Voyager Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$2,237,215	$—	$2,237,215

Equity contracts	13,469,652	(50,672,352)	—	30,625,367	$(6,577,333)

Total	$13,469,652	$(50,672,352)	$2,237,215	$30,625,367	$(4,340,118)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$365,281	$—	$365,281

Equity contracts	59,346,958	21,100,058	—	(1,725,485)	78,721,531

Total	$59,346,958	$21,100,058	$365,281	$(1,725,485)	$79,086,812

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Voyager Fund	53

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $47,314 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

54 Voyager Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Voyager Fund	55

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 Voyager Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Voyager Fund	57

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58 Voyager Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Voyager Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Voyager Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN016
282829 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$220,449	$--	$9,756	$ —
July 31, 2012	$187,242	$--	$10,826	$7,414

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $157,256 and $180,249 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$147,500	$ —	$ —

July 31, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013